UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2023

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Shoals Technologies Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39942		85-3774438
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1400 Shoals Way	Portland	Tennessee	37148
(Address of principal executive offices)			(Zip Code)

	(615)	451-1400
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 Par Value	SHLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2023, Shoals Technologies Group, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in the Company’s 2023 Proxy Statement filed with the Securities and Exchange Commission on March 22, 2023. The final voting results for each of the proposals submitted to a vote of the shareholders are set forth below.

1. Election of Class II Directors

The Company’s shareholders elected the following nominees for director to serve as Class II directors for a term expiring in 2026 or until their successors shall have been elected and qualified.

Name	For	Withheld	Broker Non-Votes
Jeannette Mills	134,773,232	1,228,506	11,765,400
Lori Sundberg	76,987,549	59,014,189	11,765,400

2. Advisory Vote on the Frequency of Future Say-on-Pay Votes

The Company’s shareholders recommended, on an advisory basis, to hold future advisory votes on the compensation of the Company’s named executive officers every year (“say-on-pay” frequency).

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
133,376,878	47,220	2,399,037	178,603	11,765,400

The Board has considered the outcome of this advisory vote and has determined that say-on-pay votes will be conducted every year. The Board will re-evaluate this determination after the next shareholder advisory vote on the say-on-pay frequency (which will be at the Company’s 2029 Annual Meeting of Shareholders, unless presented earlier).

3. Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers (“say-on-pay”) was approved, on an advisory basis.

For	Against	Abstain	Broker Non-Votes
122,223,758	13,207,807	570,173	11,765,400

4. Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified.

For	Against	Abstain
147,224,012	470,976	72,150

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Shoals Technologies Group, Inc.

/s/ Dominic Bardos
Name: Dominic Bardos
Title: Chief Financial Officer

Date: May 4, 2023